BLACKROCK MUNICIPAL SERIES TRUST

BlackRock Strategic Municipal Opportunities Fund

(the “Fund”)

Supplement dated September 29, 2026 to

the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”)

of the Fund, each dated September 28, 2026, as supplemented to date

The Board of Trustees (the “Board”) of BlackRock Municipal Series Trust (the “Trust”) has approved a proposal, pursuant to which the following changes will be effective on or about April 6, 2027:

•

The Fund will convert to a unitary administration fee structure by entering into a new administration agreement (the “Administration Agreement”) with the Fund’s administrator, BlackRock Advisors, LLC (“BlackRock”), pursuant to which BlackRock will provide administration services and pay for all expenses incurred by the Fund, excluding certain expenses described in the Administration Agreement. Under the Administration Agreement, the Trust, on behalf of the Fund, will pay BlackRock the following fee with respect to each share class: 0.14% for Institutional Shares, 0.09% for Investor A Shares, 0.10% for Investor A1 Shares, 0.12% for Investor C Shares and 0.05% for Class K Shares.

•

The Fund’s existing investment management agreement will be amended and restated to remove the provision of administrative services and reduce each breakpoint to the contractual management fee rate as follows: 0.48% of the average daily Net Assets of the Fund not exceeding $1 billion; 0.45% of the average daily Net Assets of the Fund exceeding $1 billion but not exceeding $3 billion; 0.43% of the average daily Net Assets of the Fund exceeding $3 billion but not exceeding $5 billion; 0.41% of the average daily Net Assets of the Fund exceeding $5 billion but not exceeding $10 billion; and 0.40% of the average daily Net Assets of the Fund exceeding $10 billion.

•	The Fund’s existing contractual management fee waiver of five basis points (0.05%) will be terminated.

Shareholders should retain this Supplement for future reference.

PR2SAI-SMO-0926SUP